                                                                    EXHIBIT 10.2

================================================================================



                                   $25,000,000


                              AMENDED AND RESTATED

                               PURCHASE AGREEMENT



                                     BETWEEN



                             BNP LEASING CORPORATION

                                    ("BNPLC")


                                       AND


                           SOLECTRON WASHINGTON, INC.

                                  ("SOLECTRON")


                                  JULY 1, 1998

                              (EVERETT, WASHINGTON)



================================================================================


PURSUANT TO AND AS MORE PARTICULARLY PROVIDED IN PARAGRAPH 13 OF THIS AGREEMENT, THE LEASE REFERENCED HEREIN AND THIS PURCHASE AGREEMENT ARE TO CONSTITUTE, FOR INCOME TAX PURPOSES ONLY, A FINANCING ARRANGEMENT OR CONDITIONAL SALE. AS PROVIDED IN PARAGRAPH 13 OF THIS AGREEMENT, BNPLC AND SOLECTRON EXPECT THAT SOLECTRON (AND NOT BNPLC) SHALL BE TREATED AS THE TRUE OWNER OF THE PROPERTY FOR INCOME TAX PURPOSES, THEREBY ENTITLING SOLECTRON (AND NOT BNPLC) TO TAKE DEPRECIATION DEDUCTIONS AND OTHER TAX BENEFITS AVAILABLE TO THE OWNER.

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
1.      SOLECTRON'S OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE......................1
        (a)    Choices.......................................................................1
        (b)    Election by Solectron.........................................................2
        (c)    Termination of Solectron's Option To Purchase.................................3
        (d)    Payment to BNPLC..............................................................3
        (e)    Effect of Options on Subsequent Title Encumbrances............................3

2.      TERMS OF CONVEYANCE UPON PURCHASE....................................................4

3.      SURVIVAL OF SOLECTRON'S OBLIGATIONS..................................................4
        (a)    Status of this Agreement......................................................4
        (b)    Remedies Under the Lease and Closing Certificate..............................5

4.      OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF SOLECTRON.........................5
        (a)    No Default or Violation.......................................................5
        (b)    No Suits......................................................................5
        (c)    Enforceability................................................................5
        (d)    Organization..................................................................6
        (e)    Omissions.....................................................................6

5.      CERTAIN REMEDIES CUMULATIVE..........................................................6

6.      ATTORNEYS' FEES AND LEGAL EXPENSES...................................................6

7.      ESTOPPEL CERTIFICATE.................................................................6

8.      SUCCESSORS AND ASSIGNS...............................................................6

9.      MISCELLANEOUS........................................................................7
        (a)    Notices.......................................................................7
        (b)    Severability..................................................................8
        (c)    No Implied Waiver.............................................................8
        (d)    NO IMPLIED REPRESENTATIONS BY BNPLC...........................................9
        (e)    Entire Agreement..............................................................9
        (f)    Time is of the Essence........................................................9
        (g)    Governing Law.................................................................9
        (h)    Paragraph Headings............................................................9
        (i)    Other Terms and References....................................................9
        (j)    Not a Partnership, Etc........................................................9

10.     WAIVER OF JURY TRIAL................................................................10

11.     ADDITIONAL RIGHTS OF BNPLC RELATING TO ESCROWED PROCEEDS............................10

12.     SECURITY FOR BNPLC'S OBLIGATIONS....................................................10

13.     INCOME TAX REPORTING................................................................10

                             Exhibits and Schedules


Exhibit A....................................................................Legal Description

Exhibit B.................................................................................Deed

Exhibit C.............................................State of Washington Excise Tax Affidavit

Exhibit D..........................................................Bill of Sale and Assignment

Exhibit E........................................................Acknowledgment and Disclaimer

Exhibit F................................................................Intentionally Deleted

Exhibit G..............................................................Secretary's Certificate

Exhibit H..................................................Instruction Letter to Title Insurer

Exhibit I...............................................Certificate Concerning Tax Withholding

Exhibit J...............................................Indemnity for Liens Removable by BNPLC


List of Defined Terms.......................................................Shared Definitions



                                      (ii)

                              AMENDED AND RESTATED
                               PURCHASE AGREEMENT


        This AMENDED AND RESTATED PURCHASE AGREEMENT (this "AGREEMENT"), by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and SOLECTRON WASHINGTON, INC., a California corporation ("SOLECTRON"), is dated as of July 1, 1998, the Effective Date. ("EFFECTIVE DATE" and other capitalized terms used and not otherwise defined in this Agreement are intended to have the meanings assigned to them in the List of Defined Terms attached to and made a part of this Agreement.)


                                    RECITALS

        Pursuant to the Existing Contract, covering the Land described in Exhibit A, BNPLC acquired the Land and any appurtenances thereto from Seller contemporaneously with the execution of a Purchase Agreement between BNPLC and Solectron dated as of December 1, 1997 (the "PRIOR PURCHASE AGREEMENT") and with the execution of the Prior Lease by BNPLC and Solectron. This Agreement amends, restates and replaces the Prior Purchase Agreement in its entirety, as of the Effective Date.

        Pursuant to the Prior Lease, BNPLC leased the Land to Solectron and agreed to provide funding for the construction of Improvements to be owned by BNPLC. Contemporaneously with the execution of this Agreement, BNPLC and Solectron are executing the Lease to amend, restate and replace the Prior Lease in its entirety as of the Effective Date. (BNPLC's interests in the Land, the Improvements and in all other real and personal property from time to time covered by the Lease and included within the "Property" as defined therein are hereinafter collectively referred to as the "PROPERTY".)

        By this Agreement, Solectron and BNPLC intend to evidence the terms and conditions upon which Solectron will purchase or arrange for the purchase of the Property.

                                   AGREEMENTS


        NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


        1.     SOLECTRON'S OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE.

               (a) Choices. On the Designated Sale Date, even if an Event of Default shall have occurred and be continuing or the Lease shall have been terminated, Solectron shall have the right and the obligation to either:

                      (i) purchase or cause an Affiliate of Solectron to purchase BNPLC's interest in the Property and in Escrowed Proceeds, if any, for a cash price equal to the Break Even Price; or

                      (ii) cause an Applicable Purchaser who is not an Affiliate of Solectron to purchase the Property and Escrowed Proceeds, if any, from BNPLC for a net cash price set by Solectron at an amount not below the lesser of (a) Fair Market Value, (b) the Residual Risk Percentage of Stipulated Loss Value outstanding immediately prior to the purchase, or
        (c) the Break Even Price. If, however, pursuant to the preceding sentence Solectron sets a net cash price below the Residual Risk Percentage of Stipulated Loss Value and below the Break Even Price (because Fair Market Value is lower), BNPLC may affirmatively elect to keep the Property and any Escrowed Proceeds rather than sell to the Applicable Purchaser, in which case Solectron must pay to BNPLC a supplemental payment equal to Solectron's Maximum Remarketing Obligation. Unless BNPLC elects to keep the Property pursuant to the preceding sentence, Solectron must make a supplemental payment to BNPLC on the Designated Sale Date equal to the excess (if any) of the Break Even Price over the total of the cash price actually paid to BNPLC on the Designated Sale Date by the Applicable Purchaser for the Property and any Escrowed Proceeds; provided, however, such supplemental payment shall not exceed Solectron's Maximum Remarketing Obligation. (Any supplemental payment payable to BNPLC by Solectron, rather than by the Applicable Purchaser, pursuant to this clause (ii) is herein referred to as the "SUPPLEMENTAL PAYMENT.") If the cash price actually paid by the Applicable Purchaser to BNPLC exceeds the Break Even Price and all other sums that are then due from Solectron to BNPLC under the Lease and Closing Certificate, Solectron shall be entitled to such excess.

If any amount payable to BNPLC pursuant to this subparagraph 1.(a) is not actually paid to BNPLC on the Designated Sale Date, Solectron shall pay interest on the past due amount computed at the Default Rate from the Designated Sale Date. However, Solectron shall be entitled to a credit against the interest required by the preceding sentence equal to the Base Rent, if any, actually paid by Solectron pursuant to the Lease for any period after the Designated Sale Date.

                (b) Election by Solectron. Solectron shall have the right to elect between satisfying the obligations set out in clause (i) of the preceding subparagraph 1.(a) or satisfying the obligations set out in clause (ii) of the preceding subparagraph 1.(a); provided, however:

                      (i) To give BNPLC the opportunity to have Fair Market Value determined by an appraiser (as provided in the definition of Fair Market Value) before the Designated Sale Date, Solectron must, unless Solectron concedes that Fair Market Value will be no less than the Residual Risk Percentage of Stipulated Loss Value on the Designated Sale Date, provide BNPLC with a Remarketing Notice. As used in this Agreement, "REMARKETING NOTICE" means a notice given by Solectron to BNPLC (and to each of the Participants) no earlier than two hundred seventy days before the Designated Sale Date and no later than one hundred and eighty days before the Designated Sale Date, specifying that Solectron does not concede that Fair Market Value will be greater than the Residual Risk Percentage of Stipulated Loss Value. (No Remarketing Notice will be required if Solectron does concede that Fair Market Value will equal or exceed the Residual Risk Percentage of Stipulated Loss Value on the Designated Sale Date.) But if for any reason (including any acceleration of the Designated Sale Date as provided in the definition of Designated Sale Date in the List of Defined Terms) Solectron fails to provide a Remarketing Notice within the time periods specified in the definition of Remarketing Notice above, Fair Market Value shall, for purposes of determining any Supplemental Payment required by this Agreement, be deemed to be no less than the Residual Risk Percentage of Stipulated Loss Value on the Designated Sale Date.

                      (ii) To give BNPLC the opportunity to prepare the deed and other documents that BNPLC must tender pursuant to Paragraph 2 (collectively, the "SALE CLOSING DOCUMENTS") before the Designated Sale Date, Solectron must, if it is to satisfy the obligations set forth in subparagraph 1.(a) by causing an Affiliate of Solectron or another Applicable Purchaser to purchase the Property, irrevocably specify the Affiliate or other Applicable Purchaser in notice to BNPLC given at least seven days prior to the Designated Sale Date. If for any reason Solectron fails to so specify an Affiliate or another Applicable Purchaser, Solectron shall be deemed to have irrevocably elected to satisfy the obligations set forth in subparagraph 1.(a)(i) by itself purchasing the Property.

                (c) Termination of Solectron's Option To Purchase. Without limiting BNPLC's right to require Solectron to satisfy the obligations imposed by subparagraph 1.(a), Solectron shall have no further option hereunder to purchase the Property if either:

                      (i) Solectron shall have elected to satisfy its obligations under subparagraph 1.(a)(ii) on a Designated Sale Date and BNPLC shall have elected to keep the Property on such Designated Sale Date in accordance with subparagraph 1.(a)(ii); or

                      (ii) Solectron shall have failed on a Designated Sale Date to make or cause to be made all payments to BNPLC required by this Agreement or by the Lease and such failure shall have continued beyond the thirty day period for tender specified in the next sentence.

If BNPLC does not receive all payments due under the Lease or hereunder on a Designated Sale Date, Solectron may nonetheless tender to BNPLC the full Break Even Price and all amounts then due under the Lease, together with interest on the total Break Even Price computed at the Default Rate from the Designated Sale Date to the date of tender, and if presented with such a tender within thirty days after the applicable Designated Sale Date, BNPLC must accept it and promptly thereafter deliver any Escrowed Proceeds and the Sale Closing Documents listed in Paragraph 2.

                (d) Payment to BNPLC. All amounts payable under the preceding subparagraphs 1.(a) or 1.(c) by Solectron and, if applicable, by the Applicable Purchaser must be paid directly to BNPLC, and no payment to any other party shall be effective for the purposes of this Agreement. In addition to the payments required under subparagraph 1.(a), on the Designated Sale Date Solectron must pay all amounts then due to BNPLC under the Lease. BNPLC will remit any excess amounts due Solectron pursuant to the last sentence of subparagraph 1.(a)(ii) promptly after BNPLC's receipt of the same. To the extent, if any, that Solectron claims and is entitled to claim a reduction in the Break Even Price because of any Deductible Judgments, as provided in the definition of Break Even Price in the List of Defined Terms attached to this Agreement, Solectron must pay such Deductible Judgments for the account of BNPLC contemporaneously with the payment of the other amounts required by subparagraph 1.(a).

                (e) Effect of Options on Subsequent Title Encumbrances. Any conveyance of the Property to Solectron or any Applicable Purchaser pursuant to this Agreement shall cut off and terminate any interest in the Land, Improvements or other Property claimed by, through or under BNPLC, including any interest claimed by the Participants and including any Liens Removable by BNPLC (such as, but not limited to, any judgment liens established against the Property because of a judgment rendered against BNPLC and any leasehold or other interests conveyed by BNPLC in the ordinary course of BNPLC's business), but not obligations of Solectron to BNPLC under the indemnities in the Closing Certificate or under the Lease or this Agreement then due or that may become due thereafter because of any expense or liability incurred by BNPLC resulting in whole or in part from events or circumstances occurring before such conveyance. Anyone accepting or taking any interest in the Property by or through BNPLC after the date of this Agreement shall acquire such interest subject to the rights and options granted Solectron hereby. Further, Solectron and any Applicable Purchaser shall be entitled to pay any payment required by this Agreement for the purchase of the Property directly to BNPLC notwithstanding any prior conveyance or assignment by BNPLC, voluntary or otherwise, of any right or interest in this Agreement or the Property, and neither Solectron nor any Applicable Purchaser shall be responsible for the proper distribution or application of any such payments by BNPLC; and any such payment to BNPLC shall discharge the obligation of Solectron to cause such payment to all Persons claiming an interest in such payment. The parties shall record a memorandum of this Agreement for purposes of effecting constructive notice to all Persons of Solectron's rights under this Agreement, including its rights under this subparagraph.

        2. TERMS OF CONVEYANCE UPON PURCHASE. Immediately after Solectron tenders all payments to BNPLC as required by and pursuant to the preceding Paragraph 1, BNPLC must, unless it is to keep the Property as permitted by subparagraph 1.(a)(ii), deliver Escrowed Proceeds, if any, and convey all of its right, title and interest in the Land, Improvements and other Property by BNPLC's execution, acknowledgment (where appropriate) and delivery of the Sale Closing Documents to Solectron or the Applicable Purchaser, as the case may be, subject only to the Permitted Encumbrances and any other encumbrances that do not constitute Liens Removable by BNPLC. However, such conveyance shall not include the right to receive any payment under the indemnities in the Closing Certificate or under the Lease then due BNPLC or that may become due thereafter because of any expense or liability incurred by BNPLC resulting in whole or in part from events or circumstances occurring before such conveyance. All costs of such purchase and conveyance of every kind whatsoever, both foreseen and unforeseen, shall be the responsibility of the purchaser. The Sale Closing Documents used to accomplish such conveyance shall consist of the following: (1) a Deed in the form attached as Exhibit B, (2) a State of Washington Excise Tax Affidavit in the form attached as Exhibit C, (3) a Bill of Sale and Assignment of Lease and Intangible Assets in the form attached as Exhibit D, (4) an Acknowledgment of Disclaimer of Representations and Warranties in the form attached as Exhibit E, which Solectron or the Applicable Purchaser must execute and return to BNPLC, (5) a Secretary's Certificate in the form attached as Exhibit G, (6) a letter to the title insurance company insuring title to the Property in the form attached as Exhibit H, (7) a certificate concerning tax withholding in the form attached as Exhibit I, and (8) if applicable, an Indemnity for Liens Removable by BNPLC in the form attached hereto as Exhibit J. The Indemnity for Liens Removable by BNPLC described in the preceding sentence shall be required if, but only if, before the other Sale Closing Documents are tendered by BNPLC in accordance with this Agreement, Solectron shall have identified, provided a written list to BNPLC of, and been unable to obtain a commitment for title insurance against, any title encumbrances that Solectron believes in good faith may constitute Liens Removable by BNPLC and that, if valid, would constitute Liens Removable by BNPLC. Any such Indemnity will be completed by attaching a list of such identified encumbrances as Annex B thereto. If for any reason BNPLC fails to tender the Sale Closing Documents as required by this Paragraph 2, BNPLC may cure such refusal at any time before thirty days after receipt of a demand for such cure from Solectron.

        3. SURVIVAL OF SOLECTRON'S OBLIGATIONS.

                (a) Status of this Agreement. Except as expressly provided herein, this Agreement shall not terminate, nor shall Solectron have any right to terminate this Agreement, nor shall Solectron be entitled to any reduction of the Break Even Price or Supplemental Payment hereunder, nor shall the obligations of Solectron to BNPLC under Paragraph 1 be affected by reason of (i) any damage to or the destruction of all or any part of the Property from whatever cause, (ii) the taking of or damage to the Property or any portion thereof under the power of eminent domain or otherwise for any reason, (iii) the prohibition, limitation or restriction of Solectron's use of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of Solectron or any party claiming under Solectron by paramount title or otherwise, (v) Solectron's prior acquisition or ownership of any interest in the Property, (vi) any default on the part of BNPLC under this Agreement, the Lease or any other agreement to which BNPLC is a party, or
(vii) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Solectron to make payment to and, if applicable, to cause the Applicable Purchaser to make payment to BNPLC under Paragraph 1 shall be separate and independent covenants and agreements from BNPLC's obligations under this Agreement or any other agreement between BNPLC and Solectron; provided, however, that nothing in this subparagraph shall excuse BNPLC from its obligation to tender the Sale Closing Documents in substantially the form attached hereto as exhibits as required by Paragraph 2 and any Escrowed Proceeds (if such tender is not excused because of an election by BNPLC to keep the Property under subparagraph 1.(a)(ii)) immediately after the tender by Solectron and/or the Applicable Purchaser of such payments and of the other documents to be executed in favor of BNPLC at the closing of the sale.

        However, nothing in this subparagraph, nor the performance without objection by Solectron of its obligations hereunder, shall be construed as a waiver by Solectron of any right Solectron may have at law or in equity, following (A) any failure by BNPLC to tender any Escrowed Proceeds or the Sale Closing Documents as required by Paragraph 2 (if such tender is not excused because of an election by BNPLC to keep the Property under subparagraph 1.(a)(ii)) upon the tender by Solectron or the Applicable Purchaser of the payments required by Paragraph 1 and of the other documents to be executed in favor of BNPLC at the closing of the sale hereunder, or (B) any failure by BNPLC to remove all Liens Removable by BNPLC before conveying the Property pursuant to this Agreement, (i) to recover monetary damages proximately caused by such failure of BNPLC if BNPLC does not cure the failure within thirty days after Solectron demands a cure by written notice to BNPLC, or (ii) to obtain a decree compelling specific performance of BNPLC's obligation hereunder.

                (b) Remedies Under the Lease and Closing Certificate. No repossession of or re-entering upon the Property or exercise of any other remedies available to BNPLC under the Lease and Closing Certificate shall relieve Solectron of its liabilities and obligations hereunder, all of which shall survive BNPLC's exercise of remedies under the Lease and Closing Certificate. Solectron acknowledges that the consideration for this Agreement is separate and independent of the consideration for the Lease and Closing Certificate, and Solectron's obligations hereunder shall not be affected or impaired by any event or circumstance that would excuse Solectron from performance of its obligations under the Lease and Closing Certificate.

        4. OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF SOLECTRON. Solectron represents, warrants and covenants as follows:

                (a) No Default or Violation. The execution, delivery and performance by Solectron of this Agreement does not and will not constitute a breach or default under any other material agreement or contract to which Solectron is a party or by which Solectron is bound or which affects the Property, and does not violate or contravene any law, order, decree, rule or regulation to which Solectron is subject, and such execution, delivery and performance by Solectron will not result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance on, or security interest in, Solectron's property pursuant to the provisions of any of the foregoing.

                (b) No Suits. Other than matters, if any, disclosed in Schedule 2 attached to the Lease, there are no judicial or administrative actions, suits, proceedings or investigations pending or, to Solectron's knowledge, threatened that will adversely affect the Property or the validity, enforceability or priority of this Agreement, and Solectron is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority that could materially and adversely affect the use, occupancy or operation of the Property.

                (c) Enforceability. The execution, delivery and performance by Solectron of this Agreement is duly authorized and does not require the consent or approval of any governmental body or other regulatory authority that has not heretofore been obtained and is not in contravention of or conflict with any applicable laws or any term or provision of Solectron's articles of incorporation or bylaws. This Agreement is a valid, binding and legally enforceable obligation of Solectron, in accordance with its terms, except as such enforcement is affected by bankruptcy, insolvency and similar laws affecting the rights of creditors, generally, and equitable principles of general application.

                (d) Organization. Solectron is duly incorporated and legally existing under the laws of the State of California and is duly qualified to do business in the State of Washington. Solectron has all requisite power and has procured or will procure on a timely basis all governmental certificates of authority, licenses, permits, qualifications and other documentation required to fulfill its obligations under this Agreement.

                (e) Omissions. None of Solectron's representations or warranties contained in this Agreement or in any other document, certificate or written statement furnished to BNPLC by or on behalf of Solectron in connection with this Agreement contains any untrue statement of a material fact or omits a material fact necessary in order to make the statements contained herein or therein (when taken in their entireties) not misleading.

        5. CERTAIN REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to BNPLC is intended to be exclusive of any other right or remedy BNPLC has with respect to the Property, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies available under this Agreement, either party shall be entitled, to the extent permitted by applicable law, to a decree compelling performance of any of the other party's agreements hereunder.

        6. ATTORNEYS' FEES AND LEGAL EXPENSES. If either party commences any legal action or other proceeding to enforce any of the terms of this Agreement or the documents and agreements referred to herein, or because of any breach by the other party or dispute hereunder or thereunder, the successful or prevailing party, shall be entitled to recover from the nonprevailing party all Attorneys' Fees incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such Attorneys' Fees incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys' Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.

        7. ESTOPPEL CERTIFICATE. Either party to this Agreement will, upon not less than twenty days' prior request by the other party hereto, execute, acknowledge and deliver to the requesting party a written statement certifying that this Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modification) and either stating that no default exists hereunder or specifying each such default of which the responding party has knowledge. Any such statement may be relied upon by any Participant or prospective purchaser or permitted assignee of BNPLC or Solectron with respect to the Property.

        8. SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon Solectron and BNPLC and their respective permitted successors and assigns and shall inure to the benefit of Solectron and BNPLC and all permitted transferees, mortgagees, successors and assignees of Solectron and BNPLC with respect to the Property; provided, that the rights of BNPLC hereunder shall not pass to Solectron or any Applicable Purchaser or any subsequent owner claiming through Solectron or an Applicable Purchaser. Prior to the Designated Sale Date, BNPLC may transfer, assign and convey, in whole or in part, the Property and any and all of its rights under this Agreement (subject to the terms of this Agreement) by any conveyance that constitutes a Permitted Transfer, but not otherwise. If BNPLC sells or otherwise transfers the Property and assigns its rights under this Agreement and the Lease pursuant to a Permitted Transfer, and if BNPLC's successor in interest assumes in writing for the benefit of Solectron liability for the obligations imposed upon BNPLC by this Agreement and the Lease on and subject to the express terms set out herein and therein, then BNPLC shall thereby be released from any further obligations arising under this Agreement or the Lease after the date of such assumption, and Solectron agrees to look solely to each successor in interest of BNPLC for performance of such obligations.

        9.     MISCELLANEOUS.

               (a) Notices. Each provision of this Agreement, or of any Applicable Laws with reference to the sending, mailing or delivery of any notice or demand hereunder, or with reference to the making of any payment required hereunder, shall be deemed to be complied with when and if the following steps are taken:

           (i) All payments required to be paid by Solectron or any Applicable Purchaser to BNPLC hereunder shall be paid to BNPLC in immediately available funds by wire transfer to:

                                 Federal Reserve Bank of New York
                                 ABA    026007689    Banque Nationale de Paris
                                 /BNP/  BNP San Francisco
                                 /AC/   14334000176
                                 /Ref/  Solectron (Solectron Washington
                                        Purchase Agreement)

    or at such other place and in such other manner as BNPLC may designate in a notice to Solectron. Time is of the essence as to all payments of Solectron under this Agreement.

           (ii) All payments required to be made by BNPLC to Solectron pursuant to the last sentence of subparagraph 1.(a)(ii) shall be paid to Solectron in immediately available funds at the address of Solectron set forth below or as Solectron may otherwise direct by notice sent in accordance herewith.

           (iii) All notices, demands, approvals, consents and other communications to be made hereunder to or by the parties hereto must, to be effective for purpose of this Agreement, be in writing. Notices, demands and other communications required or permitted hereunder are to be sent to the addresses set forth below (or in the case of communications to Participants, at the addresses set forth in Schedule 1 attached to the Participation Agreement) and shall be given by any of the following means: (A) personal service, with proof of delivery or attempted delivery retained; (B) electronic communication, whether by telegram or telecopying (if confirmed in writing sent by United States first class mail, return receipt requested); or (C) registered or certified first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice or other communication sent pursuant to clause (A) or (C) hereof shall be deemed received (whether or not actually received) upon first attempted delivery at the proper notice address on any Business Day between 9:00 A.M. and 5:00 P.M., and any notice or other communication sent pursuant to clause (B) hereof shall be deemed received upon dispatch by electronic means.

                                 Address of BNPLC:

                                 BNP Leasing Corporation
                                 717 North Harwood Street
                                 Suite 2630
                                 Dallas, Texas 75201
                                 Attention: Lloyd G. Cox
                                 Telecopy: (214) 969-0060

                                 With a copy to:

                                 Banque Nationale de Paris, San Francisco
                                 180 Montgomery Street
                                 San Francisco, California 94104
                                 Attention: Rafael Lumanlan or Stuart Darby
                                 Telecopy: (415) 296-8954

                            And with a copy to:

                            Clint Shouse
                            Thompson & Knight, P.C.
                            1700 Pacific Avenue
                            Suite 3300
                            Dallas, Texas 75201
                            Telecopy: (214) 969-1550

                            Address of Solectron:

                            Solectron Washington, Inc.
                            777 Gibraltar Drive, Building #5
                            Milpitas, CA  95035
                            Attn: Chief Financial Officer
                            Telecopy: (408) 956-6059

                            With a copy to:

                            Wilson, Sonsini, Goodrich & Rosati
                            650 Page Mill
                            Palo Alto, California  94304-1050
                            Attention:  Real Estate Department/DSS
                            Telecopy: (415) 493-6811


               (b) Severability. If any term or provision of this Agreement or the application thereof shall to any extent be held by a court of competent jurisdiction to be invalid and unenforceable, the remainder of this Agreement, or the application of such term or provision other than to the extent to which it is invalid or unenforceable, shall not be affected thereby. Further, the obligations of Solectron hereunder, to the maximum extent possible, shall be deemed to be separate, independent and in addition to, not in lieu of, the obligations of Solectron under the Lease and Closing Certificate. In the event of any inconsistency between the terms of this Agreement and the terms and provisions of the Lease and Closing Certificate, the terms and provisions of this Agreement shall control.

               (c) No Implied Waiver. The failure of BNPLC or Solectron to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Agreement shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any breach of this Agreement shall not prevent a similar subsequent act from constituting a violation. Any express waiver shall affect only the term or condition specified in such waiver and only for the time and in the manner specifically stated therein. A receipt by BNPLC of any payment hereunder with knowledge of the breach of any covenant or agreement contained in this Agreement shall not be deemed a waiver of such breach, and no waiver of any provision of this Agreement shall be deemed to have been made unless expressed in writing and signed by the waiving party.

               (d) NO IMPLIED REPRESENTATIONS BY BNPLC. BNPLC AND BNPLC'S AGENTS HAVE MADE NO REPRESENTATIONS OR PROMISES WITH RESPECT TO THE PROPERTY EXCEPT AS EXPRESSLY SET FORTH HEREIN AND IN THE LEASE, AND NO RIGHTS, EASEMENTS OR LICENSES

ARE ACQUIRED BY SOLECTRON BY IMPLICATION OR OTHERWISE EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE LEASE.

               (e) Entire Agreement. This Agreement, the Closing Certificate, the Lease and the other documents dated as of July 1, 1998, which are being executed by Solectron and executed or accepted by BNPLC contemporaneously with the execution of this Agreement supersede any prior negotiations and agreements between BNPLC and Solectron concerning the Property, and no amendment or modification of this Agreement shall be binding or valid unless expressed in a writing executed by both parties hereto.

               (f) Time is of the Essence. Time is of the essence as to all obligations of Solectron and BNPLC and all notices required of Solectron and BNPLC under this Agreement.

               (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without regard to conflict or choice of laws.

               (h) Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

               (i) Other Terms and References. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural and vice versa, unless the context otherwise requires. References herein to Paragraphs, subparagraphs or other subdivisions shall refer to the corresponding Paragraphs, subparagraphs or subdivisions of this Agreement, unless specific reference is made to another document or instrument. References herein to any Schedule or Exhibit shall refer to the corresponding Schedule or Exhibit attached hereto, which shall be made a part hereof by such reference. All capitalized terms used in this Agreement which refer to other documents shall be deemed to refer to such other documents as they may be renewed, extended, supplemented, amended or otherwise modified from time to time, provided such documents are not renewed, extended or modified in breach of any provision contained herein or therein or, in the case of any other document to which BNPLC is a party or of which BNPLC is an intended beneficiary, without the consent of BNPLC. All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Paragraph" and "this subparagraph" and similar phrases used herein refer only to the Paragraphs or subparagraphs in which the phrase occurs. As used herein the word "or" is not exclusive. As used herein the words "include", "including" and similar terms shall be construed as if followed by "without limitation to".

               (j) Not a Partnership, Etc. NOTHING IN THIS AGREEMENT IS INTENDED TO BE OR TO CREATE ANY PARTNERSHIP, JOINT VENTURE, OR OTHER JOINT ENTERPRISE BETWEEN BNPLC AND SOLECTRON. NEITHER THE EXECUTION OF THIS AGREEMENT NOR THE ADMINISTRATION OF THIS AGREEMENT OR OTHER DOCUMENTS REFERENCED HEREIN BY BNPLC, NOR ANY OTHER RIGHT, DUTY OR OBLIGATION OF BNPLC UNDER OR PURSUANT TO THIS AGREEMENT OR SUCH DOCUMENTS IS INTENDED TO BE OR TO CREATE ANY FIDUCIARY OBLIGATIONS OF BNPLC TO SOLECTRON.

        10. WAIVER OF JURY TRIAL. BNPLC AND SOLECTRON EACH HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT OR DEALINGS BETWEEN THEM RELATING TO THIS AGREEMENT OR THE PROPERTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Solectron and BNPLC each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement and the other documents referred to herein, and that each will continue to rely on the waiver in their related future dealings. Solectron and BNPLC each further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS AGREEMENT OR THE PROPERTY. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

        11. ADDITIONAL RIGHTS OF BNPLC RELATING TO ESCROWED PROCEEDS. BNPLC shall be entitled to deliver any Escrowed Proceeds it holds on the Designated Sale Date directly to Solectron or to any Applicable Purchaser purchasing BNPLC's interest in the Property and the Escrowed Proceeds pursuant to this Agreement notwithstanding any prior actual or attempted conveyance or assignment by Solectron, voluntary or otherwise, of any right to receive the same; BNPLC shall not be responsible for the proper distribution or application by Solectron or any Applicable Purchaser of any such Escrowed Proceeds paid over to Solectron or the Applicable Purchaser; and any such payment of Escrowed Proceeds to Solectron or an Applicable Purchaser shall discharge any obligation of BNPLC to deliver the same to all Persons claiming an interest therein.

        12. SECURITY FOR BNPLC'S OBLIGATIONS. To secure Solectron's right to purchase the Property pursuant to this Agreement and to recover any damages caused by a breach of Paragraph 2 by BNPLC, including any such breach caused by a rejection or termination of this Agreement in any bankruptcy or insolvency proceeding instituted by or against BNPLC, as debtor, BNPLC does hereby grant to Solectron a lien and security interest against all rights, title and interests of BNPLC from time to time in and to the Land, Improvements and other Property. Solectron may enforce such lien and security interest judicially after any such breach by BNPLC, but not otherwise. Solectron waives any right it has to seek a deficiency judgement against BNPLC in any action brought for a judicial foreclosure of such lien and security interest, subject to the condition that BNPLC unequivocally and effectively waive, following any such judicial foreclosure of the lien and security interest granted in this paragraph, BNPLC's right of redemption. Contemporaneously with the execution of this Agreement, Solectron and BNPLC will execute a memorandum of this Agreement which is in recordable form and which specifically references the lien granted in this Paragraph, and Solectron shall be entitled to record such memorandum at any time prior to the Designated Sale Date.

        13. INCOME TAX REPORTING. BNPLC and Solectron intend this Agreement and the Lease to have a form for income taxes which is different than the form of this Agreement and the Lease for other purposes, and thus the parties acknowledge and agree as follows:

               (i) FOR PURPOSES OF DETERMINING THEIR RESPECTIVE FEDERAL, STATE AND LOCAL INCOME TAX OBLIGATIONS, BNPLC and Solectron believe and intend that this Agreement and the Lease constitute a financing arrangement or conditional sale. Both BNPLC and Solectron agree to report this Agreement and the Lease as a financing arrangement or conditional sale on their respective income tax returns (the "REQUIRED REPORTING"), unless such Required Reporting is challenged in writing by the Internal Revenue

        Service or another governmental authority with jurisdiction (a
        "TAX CHALLENGE"). Consistent with the foregoing, BNPLC and Solectron expect that Solectron (and not BNPLC) shall be treated as the true owner of the Property for income tax purposes, thereby entitling Solectron (and not BNPLC) to take depreciation deductions and other tax benefits available to the owner. Solectron shall also report all interest earned on Escrowed Proceeds as Solectron's income for federal, state and local income tax purposes. REFERENCES IN THIS AGREEMENT OR IN THE LEASE TO A "LEASE" OR THE "LEASED PROPERTY" ARE NOT INTENDED FOR INCOME TAX PURPOSES TO REFLECT THE INTENT OF BNPLC OR SOLECTRON AS TO THE FORM OF THE TRANSACTIONS COVERED BY, OR THE PROPER CHARACTERIZATION OF, THIS AGREEMENT AND THE LEASE.

               (ii) FOR ALL OTHER PURPOSES, INCLUDING THE DETERMINATION OF THE APPROPRIATE FINANCIAL ACCOUNTING FOR THIS AGREEMENT AND THE DETERMINATION OF THEIR RESPECTIVE RIGHTS AND REMEDIES UNDER STATE LAW, BNPLC and Solectron believe and intend that (i) the Lease constitutes a true Lease, not a mere financing arrangement, enforceable in accordance with its express terms (and neither this Paragraph 13 nor the provisions referencing this Paragraph on the title page of this Agreement nor the corresponding provisions in the Lease are intended to affect the enforcement of any other provisions of this Agreement or the Lease) and
        (ii) this Agreement shall constitute a separate and independent contract, enforceable in accordance with the express terms and conditions set forth herein. In this regard, Solectron acknowledges that Solectron asked BNPLC to participate in the transactions evidenced by this Agreement and the Lease as a landlord and owner of the Property, not as a lender. Although other transactions might have been used to accomplish similar results, Solectron expects to receive certain material accounting and other advantages through the use of a lease transaction. Accordingly, and notwithstanding the Required Reporting for income tax purposes, Solectron cannot equitably deny that this Agreement and the Lease should be construed and enforced in accordance with their respective terms, rather than as a mortgage or other security device, in any action brought by BNPLC to enforce this Agreement or the Lease.

In the event of a Tax Challenge, BNPLC and Solectron shall each provide to the other copies of all notices from the Internal Revenue Service or any other governmental authority presenting the Tax Challenge. Further, before changing from the Required Reporting because of a Tax Challenge, BNPLC and Solectron shall each consider in good faith any reasonable suggestions received from the other party to this Agreement about an appropriate response to the Tax Challenge; provided, however, that the suggestions are set forth in a notice delivered no later than thirty Business Days after the suggesting party is first notified of the Tax Challenge; and, provided further, that when presented with a Tax Challenge, BNPLC shall have the right to change from the Required Reporting rather than participate in any litigation or other legal proceeding against the Internal Revenue Service or another governmental authority. In any event, Solectron shall indemnify BNPLC and defend and hold BNPLC harmless from and against all Losses imposed on or asserted against or incurred by BNPLC by reason of, in connection with or arising out of any such challenge or any resulting recharacterization of this Agreement or the Lease required by the Internal Revenue Service or another governmental authority, including any additional taxes that may become due upon any sale under this Agreement, to the extent (if any) that such Losses are not offset by tax savings to BNPLC resulting from additional depreciation deductions or other tax benefits of the recharacterization.



                          [The signature pages follow.]

        IN WITNESS WHEREOF, Solectron and BNPLC have caused this Agreement to be executed as of July 1, 1998.



                                        "SOLECTRON"

                                        SOLECTRON WASHINGTON, INC.


                                        By:  /s/ LOUIS F. BIECK
                                           ------------------------
                                           Name (print): LOUIS F. BIECK
                                           Title: VICE PRESIDENT

[Continuation of signature pages to Amended and Restated Purchase Agreement dated to be effective July 1, 1998]



                                         "BNPLC"

                                         BNP LEASING CORPORATION


                                         By: /s/ LLOYD G. COX
                                           -------------------------------
                                             Lloyd G. Cox, Vice President

                                    EXHIBIT A

                                LEGAL DESCRIPTION


All that certain real property situate in the City of Everett, County of Snohomish, State of Washington, being a portion of the Southwest quarter of
Section 2, and a portion of the Southeast quarter of Section 3, all in Township 28 North, Range 4 East, W.M., and also being a portion of Lot 2 Binding Site Plan/Record of Survey recorded under Snohomish County Recording Number 8910255010, and being more particularly described as follows:

BEGINNING at the quarter corner common to said Sections 2 and 3;

thence from said point of beginning along the East-West centerline of said
Section 2, South 88(Degree) 10'56" East 1192.73 feet;

thence leaving said East-West centerline South 01(Degree) 49'04" West 347.51 feet;

thence South 26(Degree) 07'32" East 208.83 feet;

thence South 12(Degree) 56'43" East 395.73 feet to the Northerly right of way line of Merrill Creek Parkway as deeded to the City of Everett under Snohomish County Recording Number 8801270201, Snohomish County records;

thence along said right of way line of Merrill Creek Parkway from a tangent that bears South 77 (Degree) 03'17" West, along the arc of a curve to the left having a radius of 630.00 feet and a central angle of 37(Degree) 00'43", an arc length of 406.97 feet;

thence leaving said right of way line North 79(Degree) 36'24" West 1190.79 feet to the Easterly boundary of the Binding Site Plan/Record of Survey entitled Seaway Center Two/Intermec recorded under Snohomish County Recording Number 8910255009;

thence along said Easterly boundary North 00(Degree) 50'18" East 955.72 feet to the East-West centerline of said Section 3;

thence along said East-West centerline South 88(Degree) 33'31" East 136.77 feet to the point of beginning;

(ALSO KNOWN AS Lot 2F of Binding Site Plan/Record of Survey Seaway Center Five as recorded under Snohomish County Recording Number 9204015001);

TOGETHER WITH a non-exclusive driveway and access easement as set forth in document entitled Driveway and Assess Easement Agreement recorded under Snohomish County Recording Number 9711050088.

Situate in the County of Snohomish, State of Washington

                                    EXHIBIT B


                                      DEED


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:     [Solectron or the Applicable Purchaser]
ADDRESS:  ___________________
ATTN:     ___________________
CITY:     ___________________
STATE:    ___________________
Zip:      ___________________


        BNP LEASING CORPORATION, a Delaware corporation (hereinafter called "Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration paid to Grantor by [Solectron or the Applicable Purchaser] (hereinafter called "Grantee"), the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, SELL, CONVEY, ASSIGN and DELIVER to Grantee the real property described in Annex A attached hereto and hereby made a part hereof, together with any buildings and other improvements situated thereon, any fixtures and other property affixed thereto and all right, title and interest of Grantor in and to adjacent streets, alleys and rights-of-way (collectively, the "Property"); provided, however, this conveyance is made by Grantor and accepted by Grantee subject to all zoning and other ordinances affecting the Property, all general or special assessments due and payable after the date hereof, all encroachments, variations in area or in measurements, boundary line disputes, roadways and other matters not of record which would be disclosed by a current survey and inspection of the Property, and the encumbrances listed in Annex B attached hereto and made a part hereof (collectively, the "Permitted Encumbrances").

        TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in any wise belonging unto Grantee, its successors and assigns, forever, and Grantor does hereby bind Grantor and Grantor's successors to warrant and forever defend all and singular the said premises unto Grantee, its successors and assigns against every person whomsoever lawfully claiming, or to claim the same, or any part thereof by, through or under Grantor, but not otherwise; subject, however, to the Permitted Encumbrances. Except as expressly set forth in the preceding sentence, Grantor makes no warranty of title, express or implied.

        IN WITNESS WHEREOF, this Deed is executed by Grantor on this _____ day of _________________________________, _______.


The address of Grantee is:

___________________________

___________________________


                                                   BNP LEASING CORPORATION


Date: As of ____________                           By: ____________________
                                                       Its:



                               Exhibit B - Page 2

STATE OF ____________ )
                      )      SS
COUNTY OF ___________ )


        On ___________________ before me, ______________________, personally appeared _____________________ and __________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

        WITNESS my hand and official seal.




        Signature _______________________




                               Exhibit B - Page 3

                                     ANNEX A
                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH SOLECTRON REQUESTS BNPLC'S CONSENT OR APPROVAL AS PROVIDED IN THE LEASE, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

All that certain real property situate in the City of Everett, County of Snohomish, State of Washington, being a portion of the Southwest quarter of
Section 2, and a portion of the Southeast quarter of Section 3, all in Township 28 North, Range 4 East, W.M., and also being a portion of Lot 2 Binding Site Plan/Record of Survey recorded under Snohomish County Recording Number 8910255010, and being more particularly described as follows:

BEGINNING at the quarter corner common to said Sections 2 and 3;

thence from said point of beginning along the East-West centerline of said
Section 2, South 88(Degree) 10'56" East 1192.73 feet;

thence leaving said East-West centerline South 01(Degree) 49'04" West 347.51 feet;

thence South 26(Degree) 07'32" East 208.83 feet;

thence South 12(Degree) 56'43" East 395.73 feet to the Northerly right of way line of Merrill Creek Parkway as deeded to the City of Everett under Snohomish County Recording Number 8801270201, Snohomish County records;

thence along said right of way line of Merrill Creek Parkway from a tangent that bears South 77(Degree) 03'17" West, along the arc of a curve to the left having a radius of 630.00 feet and a central angle of 37(Degree) 00'43", an arc length of 406.97 feet;

thence leaving said right of way line North 79(Degree) 36'24" West 1190.79 feet to the Easterly boundary of the Binding Site Plan/Record of Survey entitled Seaway Center Two/Intermec recorded under Snohomish County Recording Number 8910255009;

thence along said Easterly boundary North 00(Degree) 50'18" East 955.72 feet to the East-West centerline of said Section 3;

thence along said East-West centerline South 88(Degree) 33'31" East 136.77 feet to the point of beginning;

(ALSO KNOWN AS Lot 2F of Binding Site Plan/Record of Survey Seaway Center Five as recorded under Snohomish County Recording Number 9204015001);

TOGETHER WITH a non-exclusive driveway and access easement as set forth in document entitled Driveway and Assess Easement Agreement recorded under Snohomish County Recording Number 9711050088.

Situate in the County of Snohomish, State of Washington



                               Exhibit B - Page 4

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LEASE FROM TIME TO TIME OR BECAUSE OF SOLECTRON'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT AS PROVIDED IN THE LEASE.]

        This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the List of Defined Terms attached to the Lease Agreement referenced in item #1 of the list below), including the following matters to the extent the same are still valid and in force:

- Amended and Restated Lease Agreement dated as of July 1, 1998, by and between BNP Leasing Corporation, as lessor, and Solectron Washington, Inc., as lessee.

-       Liens securing TAXES AND ASSESSMENTS, not yet due and payable.

-       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

        GRANTEE:              Public Utility District No. 1 of Snohomish County
        PURPOSE:              Underground/overhead electric distribution system
        AREA AFFECTED:        Ten foot wide strips adjacent to right
                              of way known as Merrill Creek Parkway as conveyed to the City of Everett by deed recorded under Snohomish County Recording Number 8801270201; and the North boundary of Seaway Blvd., TOGETHER WITH the right to extend and establish switch cabinets, transformers, pedestals and other appurtenances beyond said easement area onto adjacent property of the grantor

        RECORDED:             July 26, 1988
        RECORDING NO.:        8807260343

        Contains covenant prohibiting structures over said easement or other activity which might endanger the underground system.

-       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

        GRANTEE:              City of Everett
        PURPOSE:              Utilities, drainage and detention pond facilities
                              and appurtenances
        AREA AFFECTED:        Portions of subject property
        RECORDED:             December 13, 1988
        RECORDING NO.:        8812130477

- Right to make necessary slopes for cuts or fills upon property herein described as granted to City of Everett by deed recorded under Recording No. 8801270201.


                               Exhibit B - Page 5

- ALL COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS OR OTHER SERVITUDES, if any, disclosed by Binding Site Plan/Survey as recorded under Snohomish County Recording Number 9204015001.

- The following as and to extent shown on as-built Survey prepared by W&H Pacific on March 20, 1997, under Job No. 3-2944-0133:

        A) Fence from Southerly adjoiner extends 2.2 feet Northerly of our South property line.

        B) Bird feeder post 0.79 feet South of North property line (belongs to property adjoiner to North).

        C) Property adjoiner to the North wood fence extends 0.11 feet South of subject property's North line.

        D) Along Easterly property line - 1/2 light pole onto subject property.

-       DRIVEWAY AND ACCESS EASEMENT AGREEMENT AND THE TERMS AND CONDITIONS
        THEREOF:

        GRANTEE:              Cintas Sales Corporation, an Ohio Corporation
        PURPOSE:              Ingress, egress and utilities and related rights
                              as in said instrument
        AREA AFFECTED:        Southeasterly portion of subject property
        RECORDED:             November 5, 1997
        RECORDING NO.:        9711050088

        Said easement contains a covenant to bear equal share of cost of construction, maintenance or repair of same.

-       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

        GRANTEE:              City of Everett, a municipal corporation
        PURPOSE:              Sewer system and related rights as in said
                              instrument
        AREA AFFECTED:        20 foot wide strip of land within Lot 2F
        RECORDED:             November 10, 1997
        RECORDING NO.:        9711100557

-       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

        GRANTEE:              City of Everett, a municipal corporation
        PURPOSE:              Water system and related rights as in said
                              instrument
        AREA AFFECTED:        15 foot wide strips of land within Lot 2F
        RECORDED:             November 12, 1997
        RECORDING NO.:        9711120701



                               Exhibit B - Page 6

                                    EXHIBIT C


See the form of Washington Excise Tax Affidavit attached to and made a part of this Exhibit C.

                                    EXHIBIT D

                         BILL OF SALE AND ASSIGNMENT OF
                           LEASE AND INTANGIBLE ASSETS


     Reference is made to: (1) that certain Amended and Restated Purchase Agreement between BNP Leasing Corporation ("ASSIGNOR") and Solectron Washington, Inc., dated as of July 1, 1998 (the "PURCHASE AGREEMENT"); (2) that certain Amended and Restated Lease Agreement between Assignor, as landlord, and Solectron Washington, Inc., as tenant, dated as of July 1, 1998 (the "LEASE"); and (3) that certain Amended and Restated Closing Certificate and Agreement by Solectron Washington, Inc. in favor of Assignor, dated as of July 1, 1998 (the "CLOSING CERTIFICATE"). (Capitalized terms used and not otherwise defined in this document are intended to have the meanings assigned to them in the List of Defined Terms attached to and made a part of the Lease.)

     As contemplated by the Purchase Agreement, Assignor hereby sells, transfers and assigns unto [SOLECTRON OR THE APPLICABLE PURCHASER, AS THE CASE MAY BE], a _____________ ("Assignee"), all of Assignor's right, title and interest in and to the following property, if any, to the extent such property is assignable:

     (a)  the Lease;

     (b) any pending or future award made because of any condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Property; and

     (c) all other property included within the definition of "Property" as set forth in the Purchase Agreement, including but not limited to any of the following transferred to Assignor by the tenant pursuant to Paragraph 8 of the Lease or otherwise acquired by Assignor, at the time of the execution and delivery of the Lease and Purchase Agreement or thereafter, by reason of Assignor's status as the owner of any interest in the Property: (1) any goods, equipment, furnishings, furniture, chattels and tangible personal property of whatever nature that are located on the Property and all renewals or replacements of or substitutions for any of the foregoing; (ii) the rights of Assignor, existing at the time of the execution of the Lease and Purchase Agreement or thereafter arising, under Permitted Encumbrances or Development Contracts (both as defined in the Lease); and (iii) any other permits, licenses, franchises, certificates, and other rights and privileges related to the Property that Assignee would have acquired if Assignee had itself purchased the land included in the Property.

Provided, however, excluded from this conveyance and reserved to Assignor are any rights or privileges of Assignor under the following ("EXCLUDED RIGHTS"):
(1) the indemnities set forth in the Lease and the Closing Certificate, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against environmental claims of third parties as provided in the Closing Certificate which may not presently be known, (2) provisions in the Lease that establish the right of Assignor to recover any accrued unpaid rent under the Lease which may be outstanding as of the date hereof, (3) agreements between Assignor and "BNPLC's Parent" or any "Participant," both as defined in the Lease, or any modification or extension thereof, or (4) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Purchase Agreement. To the extent that this conveyance does include any rights to receive future payments under the Lease, such rights ("INCLUDED RIGHTS") shall be subordinate to Assignor's Excluded Rights, and Assignee hereby waives any rights to enforce Included Rights until such time as Assignor has received all payments to which it remains entitled by reason of Excluded Rights. If any amount shall be paid to Assignee on account of any Included Rights at any time before Assignor has received all payments to which it is entitled because of Excluded Rights, such amount shall be held in trust by Assignee for the benefit of Assignor, shall be segregated from the other funds of Assignee and shall forthwith be paid over to Assignor to be held by Assignor as collateral for, or then or at any time thereafter applied in whole or in part by Assignor against, the payments due to Assignor because of Excluded Rights, whether matured or unmatured, in such order as Assignor shall elect.

     Assignor does for itself and its successors covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through a Lien Removable by BNPLC, but not otherwise.

     Assignee hereby assumes and agrees to keep, perform and fulfill Assignor's obligations, if any, relating to any permits or contracts, under which Assignor has rights being assigned herein.


     IN WITNESS WHEREOF, the parties have executed this instrument as of _______________, ________.



                              ASSIGNOR:

                              BNP LEASING CORPORATION a Delaware corporation

                              By: _________________________
                              Its: ________________________


                              ASSIGNEE:

                              [SOLECTRON OR THE APPLICABLE PURCHASER], a
                              _______________ corporation

                              By: _________________________
                              Its: ________________________



                               Exhibit D - Page 2

STATE OF ____________    )
                         )    SS
COUNTY OF ___________    )


         On ___________________ before me, ____________________ , personally appeared ___________________________ and _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.




     Signature ________________________




STATE OF ____________    )
                         )    SS
COUNTY OF ___________    )


         On ___________________ before me,______________________ , personally appeared _______________________ and ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.




     Signature _________________________



                               Exhibit D - Page 3

                                     ANNEX A
                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH SOLECTRON REQUESTS BNPLC'S CONSENT OR APPROVAL AS PROVIDED IN THE LEASE, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DOCUMENT TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

All that certain real property situate in the City of Everett, County of Snohomish, State of Washington, being a portion of the Southwest quarter of
Section 2, and a portion of the Southeast quarter of Section 3, all in Township 28 North, Range 4 East, W.M., and also being a portion of Lot 2 Binding Site Plan/Record of Survey recorded under Snohomish County Recording Number 8910255010, and being more particularly described as follows:

BEGINNING at the quarter corner common to said Sections 2 and 3;

thence from said point of beginning along the East-West centerline of said
Section 2, South 88(Degree) 10'56" East 1192.73 feet;

thence leaving said East-West centerline South 01(Degree) 49'04" West 347.51 feet;

thence South 26(Degree) 07'32" East 208.83 feet;

thence South 12(Degree) 56'43" East 395.73 feet to the Northerly right of way line of Merrill Creek Parkway as deeded to the City of Everett under Snohomish County Recording Number 8801270201, Snohomish County records;

thence along said right of way line of Merrill Creek Parkway from a tangent that bears South 77(Degree) 03'17" West, along the arc of a curve to the left having a radius of 630.00 feet and a central angle of 37(Degree) 00'43", an arc length of 406.97 feet; 7 thence leaving said right of way line North 79(Degree) 36'24" West 1190.79 feet to the Easterly boundary of the Binding Site Plan/Record of Survey entitled Seaway Center Two/Intermec recorded under Snohomish County Recording Number 8910255009;

thence along said Easterly boundary North 00(Degree) 50'18" East 955.72 feet to the East-West centerline of said Section 3;

thence along said East-West centerline South 88(Degree) 33'31" East 136.77 feet to the point of beginning;

(ALSO KNOWN AS Lot 2F of Binding Site Plan/Record of Survey Seaway Center Five as recorded under Snohomish County Recording Number 9204015001);

TOGETHER WITH a non-exclusive driveway and access easement as set forth in document entitled Driveway and Assess Easement Agreement recorded under Snohomish County Recording Number 9711050088.

Situate in the County of Snohomish, State of Washington


                               Exhibit D - Page 4

                                    EXHIBIT E

         ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

     THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this "Certificate") is made as of ___________________, ____, by [Solectron or the Applicable Purchaser, as the case may be], a ___________________ ("GRANTEE").

     Contemporaneously with the execution of this Certificate, BNP Leasing Corporation, a Delaware corporation ("BNPLC"), is executing and delivering to Grantee (1) a deed and (2) a Bill of Sale and Assignment of Lease and Intangible Assets (the foregoing documents and any other documents to be executed in connection therewith are herein called the "CONVEYANCING DOCUMENTS" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "SUBJECT PROPERTY").

     NOTWITHSTANDING ANY PROVISION CONTAINED IN THE CONVEYANCING DOCUMENTS TO THE CONTRARY, GRANTEE ACKNOWLEDGES THAT BNPLC MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE OR KIND, WHETHER STATUTORY, EXPRESS OR IMPLIED, WITH RESPECT TO ENVIRONMENTAL MATTERS OR THE PHYSICAL CONDITION OF THE SUBJECT PROPERTY, AND GRANTEE, BY ACCEPTANCE OF THE CONVEYANCING DOCUMENTS, ACCEPTS THE SUBJECT PROPERTY "AS IS," "WHERE IS," "WITH ALL FAULTS" AND WITHOUT ANY SUCH REPRESENTATION OR WARRANTY BY GRANTOR AS TO ENVIRONMENTAL MATTERS, THE PHYSICAL CONDITION OF THE SUBJECT PROPERTY, COMPLIANCE WITH SUBDIVISION OR PLATTING REQUIREMENTS OR CONSTRUCTION OF ANY IMPROVEMENTS. Without limiting the generality of the foregoing, Grantee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Grantee hereby assumes all risk and liability (and agrees that BNPLC shall not be liable for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of BNPLC. As used in the preceding sentence, "ESTABLISHED MISCONDUCT" is intended to have, and be limited to, the meaning given to it in the List of Defined Terms attached to the Amended and Restated Purchase Agreement between BNPLC and Solectron Washington, Inc. dated as of July 1, 1998, pursuant to which BNPLC is delivering the Conveyancing Documents.

     The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that BNPLC is entitled to rely and is relying on this Certificate.

     EXECUTED as of ________________, ____.

                                   [SOLECTRON OR THE APPLICABLE PURCHASER]

                                   By: ___________________________
                                      Name: ______________________
                                      Title:______________________

                                    EXHIBIT F

                            [Intentionally deleted.]

                                    EXHIBIT G

                             SECRETARY'S CERTIFICATE


     The undersigned, [Secretary or Assistant Secretary] of BNP Leasing Corporation, a Delaware corporation (the "Corporation"), hereby certifies as follows:

     1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.

     2. That the following named persons have been properly designated, elected and assigned to the office in the Corporation as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.

[THE FOLLOWING BLANKS MUST BE COMPLETED WITH THE NAMES AND SIGNATURES OF THE OFFICERS WHO WILL BE SIGNING THE DEED AND OTHER SALE CLOSING DOCUMENTS ON BEHALF OF THE CORPORATION.]

Name                      Title                        Signature
----                      -----                        ---------

_____________________     _____________________        ______________________

_____________________     _____________________        ______________________

        3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of the Corporation in accordance with the Corporation's Articles of Incorporation and Bylaws. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.

        IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Corporation on this _____, day of _______________ , _____.




                                 ______________________________________
                                         [signature and title]

                            CORPORATE RESOLUTIONS OF
                             BNP LEASING CORPORATION


        WHEREAS, pursuant to that certain Purchase Agreement (herein called the "Purchase Agreement") dated as of July 1, 1998, by and between BNP Leasing Corporation (the "Corporation") and Solectron Washington, Inc. ("Purchaser"), the Corporation agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Purchase Agreement) to purchase the Corporation's interest in the property (the "Property") located in Everett, Washington more particularly described therein.

        NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation, in its best business judgment, deems it in the best interest of the Corporation and its shareholders that the Corporation convey the Property to Purchaser or the Applicable Purchaser pursuant to and in accordance with the terms of the Purchase Agreement.

        RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed in the name and on behalf of the Corporation to cause the Corporation to fulfill its obligations under the Purchase Agreement.

        RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds and other documents, instruments and agreements that shall be necessary, advisable or appropriate, in such officer's sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions.




                               Exhibit G - Page 2

                                    EXHIBIT H



                             BNP LEASING CORPORATION
                                 717 N. HARWOOD
                                   SUITE 2630
                               DALLAS, TEXAS 75201


                          ______________, ____________


[Title Insurance Company]

___________________________
___________________________
___________________________


         Re: Recording of (1) Deed and (2) Bill of Sale and Assignment of Lease and Intangible Assets to [SOLECTRON OR THE APPLICABLE PURCHASER] ("Purchaser")

Ladies and Gentlemen:

        BNP Leasing Corporation has executed and delivered to Purchaser (1) a Deed and (2) Bill of Sale and Assignment of Lease and Intangible Assets, each in the form attached to this letter. You are hereby authorized and directed to record such documents at the request of Purchaser.

                                   Sincerely,

                                    EXHIBIT I

                                FIRPTA STATEMENT

        Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.

        To inform [SOLECTRON OR THE APPLICABLE PURCHASER] (the "Transferee") that withholding of tax is not required upon the disposition of a real property interest by transferor, BNP Leasing Corporation (the "Seller"), the undersigned hereby certifies the following on behalf of the Seller:

        1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

        2. The United States employer identification number for the Seller is 75-2252918;

        3. The office address of the Seller is ______________
________________________________ .

        The Seller understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

        The Seller understands that the Transferee is relying on this affidavit in determining whether withholding is required upon said transfer. The Seller hereby agrees to indemnify and hold the Transferee harmless from and against any and all obligations, liabilities, claims, losses, actions, causes of action, demands, rights, damages, costs, and expenses (including but not limited to court costs and attorneys' fees) incurred by the Transferee as a result of any false misleading statement contained herein.

        Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

        Dated:  ___________, ____.


                                BNP LEASING CORPORATION, a Delaware corporation

                                By: _______________________________________
                                    Name: _________________________________
                                    Title: ________________________________

                                    EXHIBIT J

                     INDEMNITY FOR LIENS REMOVABLE BY BNPLC


        THIS INDEMNITY AGREEMENT (this "AGREEMENT") is made as of
_________________, _____, by SOLECTRON WASHINGTON, INC., a California corporation ("PURCHASER") [OR THE APPLICABLE PURCHASER] and BNP LEASING CORPORATION, a Delaware corporation ("SELLER") and ___________________________ ("TITLE COMPANY").

                                 R E C I T A L S

        A. Purchaser is acquiring the land described in Annex A attached hereto and any improvements located thereon (the "PROPERTY") pursuant to the terms and conditions of that certain Amended and Restated Purchase Agreement dated as of July 1, 1998 by between Seller and Purchaser [or Solectron] (the "PURCHASE AGREEMENT").

        B. In connection with its acquisition of the Property, Seller has been notified as contemplated by the Purchase Agreement that the matters described in Annex B attached hereto (the "RELEVANT ENCUMBRANCES") have been identified as encumbrances upon title to the Property and that such matters, to the extent valid, constitute Liens Removable by BNPLC (as defined below).

        C. Because of such notice to Seller, Seller is required by the Purchase Agreement to tender this Indemnity Agreement to Purchaser.

        NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        Seller must promptly remove any of the Relevant Encumbrances that constitute "LIENS REMOVABLE BY BNPLC" (which for purposes of this Indemnity Agreement shall have the meaning assigned to it in the List of Defined Terms attached to the Purchase Agreement). Seller must also pay, indemnify and hold harmless Purchaser, the Title Company, the Purchaser's successors and assigns as to the Property and the Title Company's successors and assigns as to any title insurance policy issued to Purchaser by the Title Company covering the Property from and against any and all liabilities, damages, claims, actions, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) caused by Seller's failure to promptly remove any of the Relevant Encumbrances that constitute Liens Removable by BNPLC.

        Nothing herein shall be construed as an admission by Seller that any of the Relevant Encumbrances do constitute Liens Removable by BNPLC or as imposing a duty upon Seller to remove or defend against claims arising out of any Relevant Encumbrances that do not constitute Liens Removable by BNPLC. Nothing herein contained shall limit Purchaser's rights or remedies under the Purchase Agreement because of any failure by BNPLC to remove all Liens Removable by BNPLC before conveying the Property.

        THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

        SELLER, PURCHASER AND THE TITLE COMPANY EACH HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Purchaser, Seller and the Title Company each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement and the other documents referred to herein, and that each will continue to rely on the waiver in their related future dealings. Purchaser, Seller and the Title Company each further warrant and represent that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LEASE OR THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]




                               Exhibit J - Page 2

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                "Seller"

                                BNP LEASING CORPORATION, a Delaware corporation


                                By: _______________________________
                                    Name: _________________________
                                    Title: ________________________


                                "Purchaser"

                                SOLECTRON WASHINGTON, INC., a California corporation


                                By: _______________________________
                                    Name: _________________________
                                    Title: ________________________


                                "Title Company"

                                _______________________, a
                                ___________________________

                                By: _______________________________
                                    Name: _________________________
                                    Title: ________________________



                               Exhibit J - Page 3

                                     ANNEX A
                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH SOLECTRON REQUESTS BNPLC'S CONSENT OR APPROVAL AS PROVIDED IN THE LEASE, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DOCUMENT TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

All that certain real property situate in the City of Everett, County of Snohomish, State of Washington, being a portion of the Southwest quarter of
Section 2, and a portion of the Southeast quarter of Section 3, all in Township 28 North, Range 4 East, W.M., and also being a portion of Lot 2 Binding Site Plan/Record of Survey recorded under Snohomish County Recording Number 8910255010, and being more particularly described as follows:

BEGINNING at the quarter corner common to said Sections 2 and 3;

thence from said point of beginning along the East-West centerline of said
Section 2, South 88(Degree) 10'56" East 1192.73 feet;

thence leaving said East-West centerline South 01(Degree) 49'04" West 347.51 feet;

thence South 26(Degree) 07'32" East 208.83 feet;

thence South 12(Degree) 56'43" East 395.73 feet to the Northerly right of way line of Merrill Creek Parkway as deeded to the City of Everett under Snohomish County Recording Number 8801270201, Snohomish County records;

thence along said right of way line of Merrill Creek Parkway from a tangent that bears South 77(Degree) 03'17" West, along the arc of a curve to the left having a radius of 630.00 feet and a central angle of 37(Degree) 00'43", an arc length of 406.97 feet;

thence leaving said right of way line North 79(Degree) 36'24" West 1190.79 feet to the Easterly boundary of the Binding Site Plan/Record of Survey entitled Seaway Center Two/Intermec recorded under Snohomish County Recording Number 8910255009;

thence along said Easterly boundary North 00(Degree) 50'18" East 955.72 feet to the East-West centerline of said Section 3;

thence along said East-West centerline South 88(Degree) 33'31" East 136.77 feet to the point of beginning;

(ALSO KNOWN AS Lot 2F of Binding Site Plan/Record of Survey Seaway Center Five as recorded under Snohomish County Recording Number 9204015001);

TOGETHER WITH a non-exclusive driveway and access easement as set forth in document entitled Driveway and Assess Easement Agreement recorded under Snohomish County Recording Number 9711050088.

Situate in the County of Snohomish, State of Washington


                               Exhibit J - Page 4

                                     ANNEX B


                              Relevant Encumbrances


[THIS ANNEX IS TO BE COMPLETED BY A LIST OF POSSIBLE LIENS REMOVABLE BY BNPLC IDENTIFIED BY SOLECTRON AND AGAINST WHICH SOLECTRON HAS NOT BEEN ABLE TO OBTAIN TITLE INSURANCE.]


                               Exhibit J - Page 1